SMITH BARNEY INCOME FUNDS
On behalf of
SMITH BARNEY PREMIUM TOTAL RETURN FUND


Supplement dated February 9, 1999 to
Prospectus dated November 27, 1998


	At a meeting of the Board of Trustees of the Smith Barney
Income Funds, the Board approved the following to become effective December 4, 1998:

	The Investment Advisory Agreement between the Smith Barney Income Funds on behalf of Smith Barney Premium Total Return Fund (the "Fund") and Smith Barney Strategy Advisers Inc. ("SBSA") is transferred from SBSA to Mutual Management Corp. ("MMC"), SBSA's parent company, in order to consolidate investment advisory services. MMC will continue to act as the Administrator to the Fund in addition to assuming the investment advisory responsibilities. Investment advisory services provided by MMC for the Fund will be conducted by the same personnel who advise the Fund under SBSA, and the terms of the agreement including the fees will remain the same.






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